American Century International Bond Funds
ANNUAL REPORT SUPPLEMENT

INTERNATIONAL BOND

The benchmark returns for International Bond were stated incorrectly in the
December 31, 2002 Annual Report. The corrected information is stated below.

The following table replaces the Total Returns as of December 31, 2002 table on page 1 of the report:

Total Returns as of December 31, 2002
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                                                                                J.P. Morgan
                                                                                Global Traded
                                                                                Government
                                      International Bond     Fund Benchmark     Bond Index
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Investor Class (inception 1/7/92)
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   6 months(1)                            10.59%                 11.46%             8.87%
------------------------------------------------------------------------------------------------
   1 Year                                 23.53%                 25.26%            19.37%
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Average Annual Total Returns
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   3 Years                                 6.27%                  7.30%             6.61%
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   5 Years                                 4.87%                  5.76%             5.81%
------------------------------------------------------------------------------------------------
   10 Years                                6.01%                  6.94%             6.65%
------------------------------------------------------------------------------------------------
Advisor Class (inception 10/27/98)
------------------------------------------------------------------------------------------------
   6 months(1)                            10.46%                 11.46%             8.87%
------------------------------------------------------------------------------------------------
   1 Year                                 23.24%                 25.26%            19.37%
------------------------------------------------------------------------------------------------
Average Annual Total Returns
------------------------------------------------------------------------------------------------
   3 Years                                 6.03%                  7.30%             6.61%
------------------------------------------------------------------------------------------------
   Life of Class                           2.04%                  3.05%(2)          3.60%(2)
------------------------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 10/31/98, the date nearest the class's inception for which data are available.

The following replaces the Growth of $10,000 Over 10 Years chart on page 2 of the report:
Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 1992

The following replaces the Fund Benchmark returns for 2002 in the One-Year
Returns Over 10 Years chart on page 2 of the report:

   Fund Benchmark: 25.26%

The following replaces the first sentence of the first paragraph in the
Portfolio Commentary on page 3 of the report.

   International Bond turned in its second-largest fiscal-year return ever during the 12 months ended December 31, 2002.

SH-SPL-35747   0308